U.S. SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C.  20549

FORM 8-K

Pursuant to Section 13 or 15 (d) of The Securities Exchange Act of 1934

Date of Report

November 26, 2007

(Date of Event Reported-November 16, 2007)

Commission File No. 000-24723

PSPP HOLDINGS, INC.

(Exact name of small business issuer as specified in its charter)

NEVADA     88-0393257

(State or other jurisdiction of   (IRS Employer Identification No.)

incorporation  or  organization)

3435 Ocean Park Blvd. #107 Santa Monica, Ca 90405

 (Address of principal executive offices)

(310)-207-9745

 (Issuer's telephone number)

(Former name, former address and former fiscal year, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrants under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act

(17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act

(17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the

Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the

Exchange Act (17 CFR 240.13e-4(c)

Item 1.01 ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

On November 16, 2007 UC HUB Group, Inc. (the “Registrant”) entered into an agreement (the “Rescission Agreement”) with PSPP Holdings, Inc. (“PSPP”) whereby the parties agreed to rescind PSPP’s acquisition of eSAFE under that certain agreement (the “Acquisition Agreement”) dated April 10, 2006. Per the Rescission Agreement, the Registrant will received back 100% interest in eSAFE.

On November 16, 2007 the Registrant also entered into a separate agreement (the “Settlement Agreement”) with PSPP and various other parties to settle any and all disputes arising from the Acquisition Agreement or any subsequent agreements relating to the subject matter thereof. As part of the settlement, the Registrant will return all 22,890,936 shares of PSPP common stock it received in the acquisition. In addition the Registrant and PSPP, together with other parties agreed to fully release each other from any claims whatsoever. As consideration, the Registrant received both corporate and personal indemnifications from all the parties involved to protect the Registrant and its shareholders from any suit arising out of or in any way connected to the original Acquisition Agreement or any of the agreements or transactions arising therefrom. In turn, the Registrant indemnified PSPP against suit by certain of the Registrant’s shareholders, but only to the extent they were not also PSPP shareholders. Furthermore, upon completion and adherence with the terms and conditions of the agreements, the Registrant has agreed to drop its lawsuit against, among other people, the then former management of PSPP, which was filed in the Central District of California, Western Division, on October 18, 2007 entitled action number CV07-6776.

For a complete list of the terms and conditions of these agreements, please refer or Exhibits 99.1 and 99.2, attached hereto.

Item 5.02

DEPARTURE OF DIRECTORS OR PRINCIPAL OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF PRINCIPAL OFFICERS

Due to changes with regards to the rescission agreement with e Safe, Inc\UC Hub Group, Inc. this is a confirmation that the current officers and directors of the Company are:

Kyle Gotshalk,

President and Director

Cherish Adams,

Secretary, Treasurer and Director

Ryan Decker,

Director

Thom Archbold,

Director

Frank Tavella,

Director

Item 8.01 OTHER EVENTS

The Company was suspended from being able to file its reports until such time that the rescission and settlement agreements were executed between relative parties (See Exhibits 99.1 and 99.2) As such the Company was unable to file a notice of late filing for its interim period ended September 30, 2007. The Company has only received the Cash flow statements and Balance sheet statements from it’s former subsidiary, eSafe, Inc. on November 21, 2007.  The Company anticipates filing its September 30, 2007 quarterly report by no later than December 3, 2007.

Item 9.01 - FINANCIAL STATEMENTS AND EXHIBITS.

(d)  Exhibits.

The following exhibits are furnished as part of this Report:

Exhibit Number	Description
99.1	Rescission Agreement dated November 16, 2007
99.2	Settlement Agreement dated November 16, 2007

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PSPP Holdings, Inc.

 (Registrant)

Date: November 26, 2007

By: /S/ Kyle Gotshalk

Kyle Gotshalk, President and Director